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                                                                    EXHIBIT 20.1

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      ------------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------


      The information which is required to be prepared with respect to the Distribution Date of April 15, 1999 and with respect to the performance of the Trust during the preceding Monthly Period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

    A.    Information Regarding the Current Monthly Distribution (Stated on the
          ---------------------------------------------------------------------
          basis of $1,000 Original Certificate Principal Amount)
          ------------------------------------------------------

          1   The amount of the current monthly distribution in
              respect of Class A Monthly Principal                                0
                                                                     --------------

          2   The amount of the current monthly distribution in
              respect of Class B Monthly Principal                                0
                                                                     --------------

          3   The amount of the current monthly distribution in
              respect of Collateral Monthly Principal                             0
                                                                     --------------

          4   The amount of the current monthly distribution in
              RESPECT OF CLASS A MONTHLY INTEREST                         4,047,265
                                                                     --------------

          5   The amount of the current monthly distribution in
              respect of Class A Deficiency Amounts                               0
                                                                     --------------

          6   The amount of the current monthly distribution in
              respect of Class A Additional Interest                              0
                                                                     --------------

          7   The amount of the current monthly distribution in
              RESPECT OF CLASS B MONTHLY INTEREST                           338,919
                                                                     --------------

          8   The amount of the current monthly distribution in
              respect of Class B Deficiency Amounts                               0
                                                                     --------------

          9   The amount of the current monthly distribution in
              respect of Class B Additional Interest                              0
                                                                     --------------

          10  The amount of the current monthly distribution in
              RESPECT OF COLLATERAL MONTHLY INTEREST                        561,001
                                                                     --------------


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
          11  The amount of the current monthly distribution in
              respect of any accrued and unpaid Collateral
              Monthly Interest                                                    0
                                                                     --------------

    B.    Information Regarding the Performance of the Trust
          --------------------------------------------------

          1   Collection of Principal Receivables
              -----------------------------------

              (a) The aggregate amount of Principal Collections
                  processed during the preceding Monthly Period
                  which were allocated in respect of the
                  Class A Certificates                                  100,210,322
                                                                     --------------

              (b) The aggregate amount of Principal Collections
                  processed during the preceding Monthly Period
                  which were allocated in respect of the
                  Class B Certificates                                    8,199,056
                                                                     --------------

              (c) The aggregate amount of Principal Collections
                  processed during the preceding Monthly Period
                  which were allocated in respect of the
                  Collateral Interest                                    13,057,712
                                                                     --------------

          2   Principal Receivables in the Trust
              ----------------------------------

              (a) The aggregate amount of Principal
                  Receivables in the Trust as of the end of the
                  day on the last day of the preceding Monthly
                  Period (ending Principal balance)                   1,970,193,055
                                                                     --------------

              (b) The amount of Principal Receivables in the
                  Trust represented by the Investor Interest of
                  Series 1996-1 as of the end of the day on the
                  last day of the preceding Monthly Period            1,115,151,821
                                                                     --------------

              (c) The amount of Principal Receivables in the
                  Trust represented by the Series 1996-1
                  Adjusted Investor Interest as of the end of the
                  day on the last day of the preceding Monthly
                  Period                                              1,115,151,821
                                                                     --------------

              (d) The amount of Principal Receivables in the
                  Trust represented by the Class A Investor
                  Interest as of the end of the day on the last
                  day of the preceding Monthly Period                   920,000,000
                                                                     --------------


              (e) The amount of Principal Receivables in the
                  Trust represented by the Class A Adjusted
                  Investor Interest as of the end of day on the
                  last day of the preceding Monthly Period              920,000,000
                                                                     --------------

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
              (f) The amount of Principal Receivables in the
                  Trust represented by the Class B Investor
                  Interest as of the end of the day on the last
                  day of the preceding Monthly Period                    75,273,000
                                                                     --------------

              (g) The amount of Principal Receivables in the
                  Trust represented by the Collateral Interest as
                  of the end of the day on the last day of the
                  preceding Monthly Period                              119,878,821
                                                                     --------------

              (h) The Floating Investor Percentage with respect
                  to the preceding Monthly Period                            56.16%
                                                                     --------------

              (i) The Class A Floating Allocation with respect
                  to the preceding Monthly Period                            46.33%
                                                                     --------------

              (j) The Class B Floating Allocation with respect
                  to the preceding Monthly Period                             3.79%
                                                                     --------------

              (k) The Collateral Floating Allocation with respect
                  to the preceding Monthly Period                             6.04%
                                                                     --------------

              (l) The Fixed Investor Percentage with respect to
                  the preceding Monthly Period                             N/A
                                                                     --------------

              (m) The Class A Fixed Allocation with respect to
                  the preceding Monthly Period                             N/A
                                                                     --------------

              (n) The Class B Fixed Allocation with respect to
                  the preceding Monthly Period                             N/A
                                                                     --------------

              (o) The Collateral Fixed Allocation with respect to
                  the preceding Monthly Period                             N/A
                                                                     --------------

          3   Rebate Accounts
              ---------------

              The aggregate amount of               Aggregate         Percentage of
              Receivables arising in                 Account           Total Trust
              Rebate Accounts with respect           Balance           Receivables
              to the preceding Monthly Account       -------           -----------
              Receivables
                                                        64,960,910.00          3.18%
                                                    ---------------------------------



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          4   Delinquent Balances
              -------------------

              The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                                    Aggregate         Percentage of
                                                     Account              Total
                                                     Balance           Receivables
                                                     -------           -----------
              (a) 35 - 64 days:. . . . . . .            22,526,277.00          1.10%
                                                ------------------------------------
              (b) 65 - 94 days:. . . . . . .            13,249,004.00          0.65%
                                                ------------------------------------
              (c) 95 - 124 days:. . . . . .             10,460,015.00          0.51%
                                                ------------------------------------
              (d) 125 - 154 days:. . . . . .             9,169,359.00          0.45%
                                                ------------------------------------
              (e) 155 - or more days: . . .              7,249,832.00          0.36%
                                                ------------------------------------
                           Total                        62,654,487.00          3.07%
                                                ------------------------------------

          5   Credit Loss Amount (allocable to Series 1996-1)
              -----------------------------------------------

              (a) The Aggregate Credit Loss Amount for
                  the preceding Monthly Period                            4,524,305
                                                                     --------------

              (b) The Class A Credit Loss Amount for
                  the preceding Monthly Period                            3,732,550
                                                                     --------------

              (c) The Class B Credit Loss Amount for
                  the preceding Monthly Period                              305,392
                                                                     --------------

              (d) The Collateral Credit Loss Amount for
                  the preceding Monthly Period                              486,363
                                                                     --------------

          6   Investor Charge Offs
              --------------------

              (a) The aggregate amount of Class A Investor
                  Charge Offs for the preceding Monthly Period                    0
                                                                     --------------

              (b) The aggregate amount of Class A Investor
                  Charge Offs set forth in 5(a) above per $1,000
                  of original certificate principal amount                        0
                                                                     --------------

              (c) The aggregate amount of Class B Investor
                  Charge Offs for the preceding Monthly Period                    0
                                                                     --------------

              (d) The aggregate amount of Class B Investor
                  Charge Offs set forth in 5(c) above per $1,000
                  of original certificate principal amount                        0
                                                                     --------------

              (e) The aggregate amount of Collateral
                  Charge Offs for the preceding Monthly Period                    0
                                                                     --------------



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
              (f) The aggregate amount of Collateral Charge Offs
                  set forth in 5(e) above per $1,000 of
                  original certificate principal amount                           0
                                                                     --------------

              (g) The aggregate amount of Class A Investor
                  Charge Offs reimbursed on the Transfer Date
                  immediately preceding this Distribution Date                    0
                                                                     --------------

              (h) The aggregate amount of Class A Investor
                  Charge Offs set forth in 5(g) above per $1,000
                  original certificate principal amount reimbursed
                  on the Transfer Date immediately preceding
                  this Distribution Date                                          0
                                                                     --------------

              (i) The aggregate amount of Class B Investor
                  Charge Offs reimbursed on the Transfer
                  Date immediately preceding this Distribution
                  Date                                                            0
                                                                     --------------

              (j) The aggregate amount of Class B Investor
                  Charge Offs set forth in 5(i) above per $1,000
                  original certificate principal amount
                  reimbursed on the Transfer Date
                  immediately preceding this Distribution Date.                   0
                                                                     --------------

              (k) The aggregate amount of Collateral Charge
                  Offs reimbursed on the Transfer Date
                  immediately preceding this Distribution Date                    0
                                                                     --------------

              (l) The aggregate amount of Collateral Charge
                  Offs set forth in 5(k) above per $1,000
                  original certificate principal amount
                  reimbursed on the Transfer Date
                  immediately preceding this Distribution Date.                   0
                                                                     --------------

            7 Investor Servicing Fee -1.25% (allocable to Series 1996-1)
              ----------------------------------------------------------

              (a) The amount of the Class A Servicing Fee
                  payable by the Trust to the Servicer for the
                  preceding Monthly Period                                  958,333
                                                                     --------------

              (b) The amount of the Class B Servicing Fee
                  payable by the Trust to the Servicer for the
                  preceding Monthly Period                                   78,409
                                                                     --------------

              (c) The amount of the Collateral Servicing Fee
                  payable by the Trust to the Servicer for the
                  preceding Monthly Period                                  124,874
                                                                     --------------



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
              (d) The amount of Servicer Interchange (.75%)  payable
                  by the Trust to the Servicer for the preceding
                  Monthly Period                                            696,970
                                                                     --------------

          8   Reallocations
              -------------

              (a) The amount of Reallocated Collateral
                  Principal Collections with respect to this
                  Distribution Date                                               0
                                                                     --------------

              (b) The amount of Reallocated Class B
                  Principal Collections with respect to this
                  Distribution Date                                               0
                                                                     --------------


              (c) The Collateral Balance as of the close of
                  business on this Distribution Date                    119,878,821
                                                                     --------------

              (d) The Class B Investor Balance as of the close of
                  business on this Distribution Date                     75,273,000
                                                                     --------------

          9   Finance Charge Collections (minus Servicer Interchange)
              -------------------------------------------------------
              allocable to Series 1996-1
              --------------------------

              (a) The aggregate amount of Collections of
                  Finance Charge Receivables processed
                  during the preceding Monthly Period which were
                  allocated in respect of the Class A Certificates       18,767,385
                                                                     --------------

              (b) The aggregate amount of Collections of
                  Finance Charge Receivables processed
                  during the preceding Monthly Period which were
                  allocated in respect of the Class B Certificates        1,535,519
                                                                     --------------

              (c) The aggregate amount of Collections of
                  Finance Charge Receivable processed
                  during the preceding Monthly Period which were
                  allocated in respect of the Collateral Interest.        2,445,448
                                                                     --------------

          10  Principal Funding Account
              -------------------------

              (a) The principal amount on deposit in the
                  Principal Funding Account on or before the
                  Transfer Date of the preceding Monthly Period                   0
                                                                     --------------

              (b) The Accumulation Shortfall with respect to
                  the preceding Monthly Period                                    0
                                                                     --------------


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
              (c) The Principal Funding Investment Proceeds
                  deposited in the Finance Charge Account on
                  or before the Transfer Date of the preceding
                  Monthly Period                                                  0
                                                                     --------------

              (d) The amount of all or the portion of the
                  Reserve Draw Amount deposited in the
                  Finance Charge Account on or before the
                  Transfer date of the preceding Monthly Period
                  from the Reserve Account                                        0
                                                                     --------------

          11  Reserve Draw Amount                                                 0
              -------------------                                    --------------

          12  Available Funds [Finance Charge Collections minus
              -------------------------------------------------
              Servicer Interchange]
              ---------------------

              (a) The amount of Class A Available Funds on
                  deposit in the Finance Charge Account on
                  or before the Transfer Date of the preceding
                  Monthly Period                                         18,767,385
                                                                     --------------

              (b) The amount of Class B Available Funds on
                  deposit in the Finance charge Account on
                  or before the Transfer Date of the preceding
                  Monthly Period                                          1,535,520
                                                                     --------------


              (c) The amount of Collateral Available Funds on
                  deposit in the Finance Charge Account on
                  the preceding Transfer Date                             2,445,448
                                                                     --------------

          13  Portfolio Yield (yield  minus charge offs)
              ------------------------------------------

              (a) The Portfolio Yield for the preceding Monthly
                  Period                                                     20.36%
                                                                     --------------

              (b) The Portfolio Adjusted Yield for the preceding
                  Monthly Period                                             10.37%
                                                                     --------------

    C.    Floating Rate Determinations
          ----------------------------

          1   LIBOR for the Interest Period ending on this
              Distribution Date                                            4.93875%
                                                                     --------------

          2   Number of days in this interest period                             31
                                                                     --------------

          3   Interest Factor                                              0.53236%
                                                                     --------------

    D.    CUSIP Numbers
          -------------
          1   Class A                                                     337365AA8
                                                                     --------------
          2   Class B                                                     337365AB6
                                                                     --------------



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                                            FIRST UNION DIRECT BANK, N.A.
                                            SERVICER



                                            By: /s/ JAMES H. GILBRAITH, II
                                            --------------------------------



                                            James H. Gilbraith, II
                                            Managing Director
                                            First Union Direct Bank, N.A.


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